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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  February 17, 1999
                                                   -----------------

                            FRUIT OF THE LOOM, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                 1-8941                    36-3361804
----------------------------      -----------             ------------------
(State or Other Jurisdiction      (Commission              (I.R.S. Employer
      of incorporation)           File Number)            Identification No.)


                                5000 SEARS TOWER
                             233 SOUTH WACKER DRIVE
                            CHICAGO, ILLINOIS  60606
           ----------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

       Registrant's telephone number, including area code (312) 876-1724
                                                          --------------


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FRUIT OF THE LOOM, INC.


ITEM 5.   OTHER EVENTS

On February 17, 1999, the Registrant issued the news release attached as
Exhibit 99.1. The information contained in this news release is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits
     --------

          99.1   News Release of Registrant dated February 17, 1999.




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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FRUIT OF THE LOOM, INC.


                                     By: /s/ G. William Newton
                                         -----------------------------------
                                         G. William Newton
                                         Senior Vice President Finance
                                         and Acting Chief Financial Officer

Dated: February 17, 1999



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EXHIBIT INDEX


                                                              Sequentially
Exhibit #                          Item                      Numbered Pages
---------                          ----                      --------------

  99.1                          News Release                        9









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